Filed Pursuant to Rule 497

Registration Statement No. 333-228963

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

SUPPLEMENT NO. 2 DATED JULY 31, 2020

TO THE PROSPECTUS DATED MAY 14, 2020 AND

STATEMENT OF ADDITIONAL INFORMATION DATED

May 14, 2020

The following disclosure replaces and supersedes the corresponding information included in the “Management of the Fund” section of the Fund’s Prospectus, and the “Investment Manager” section of the Fund’s SAI:

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. in an all-cash transaction. As a result of the transaction, the Fund’s investment manager, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became an indirect, wholly owned subsidiary of Franklin Resources and the Fund’s investment sub-adviser, Clarion Partners, LLC (“Clarion Partners”) became an indirect, majority-owned subsidiary of Franklin Resources. In addition, the Fund’s securities sub-adviser, Western Asset Management Company, LLC (“Western Asset”), became an indirect wholly-owned subsidiary of Franklin Resources, Under the Investment Company Act of 1940, as amended, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the Fund prior to the transaction. LMPFA, Clarion Partners and Western Asset continue to provide uninterrupted services with respect to the Fund pursuant to management and subadvisory agreements that have been newly approved by the Fund’s stockholders.

As a result of the transaction, Legg Mason Investor Services, LLC, the principal underwriter and distributor of the Common Stock, became an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of June 30, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

Please retain this supplement for future reference.

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